                                                                   EXHIBIT 10.08

                                                CONFIDENTIAL TREATMENT REQUESTED


                      FORMFACTOR KEY MANAGEMENT BONUS PLAN

I.      PURPOSE

        To further the success of FormFactor (hereinafter referred to as the Company) by enabling the Company to be competitive with the rest of the industry in attracting and retaining key talent and to provide an incentive, in addition to base salary compensation, to those key professionals of the Company who will have a substantial opportunity to influence achievement of major corporate objectives and subsequent Company growth. This will 1) more closely associate the personal interests of such key professionals with Company interests, 2) encourage such key professionals to continue as employees of the Company; and 3) position FormFactor as a company that provides better-than-market rewards for better-than-market performance.

II.     DETERMINATION OF BONUS PAYMENT

        Actual bonus award amounts are based on a combination of specific percentage achievement of corporate objectives and specific percentage achievement of personal objectives. Percentage participation rates are established for each individual based on level of responsibility and scope of work in the organization. Specific bonus target percentages will be established for each plan year.

III.    CORPORATE OBJECTIVES

        Due to the economic climate and lack of visibility when establishing the 2002 Operating Plan, the company established an Operating Plan for the first half of 2002 only. The company will complete a second half Operating Plan prior to the commencement of the second half of FY2002. As a result of establishing two half-year operating plans for FY2002, the company will establish two sets of indicators to measure the achievement of the corporate objectives, one set for the first half of 2002 and one set for the second half of 2002.

        Attachment A lists the indicators used to measure achievement of the corporate objectives component for the first half current year plan.

        Each objective has equal weight. The minimum threshold equals 80% of the target (i.e., no payment for that indicator unless 80% of the target is reached.) The maximum threshold equals 200% of the target (i.e., for any single indicator, no more than 200% of the bonus target amount will be paid).

IV.     PERSONAL OBJECTIVES

        Participants will work with their Managers to identify three to five personal objectives to be used as achievement indicators for each individual participating in the Plan. These objectives should be critical to the success of the individual and should tie into the

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* * * Confidential treatment has been requested for portions of this exhibit.
The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

        overall Corporate business priorities. The applicable Senior Vice President must approve each individual's personal objectives. The personal objectives component will constitute a pre-determined percentage of the total award depending upon the degree of each participant's actual achievement of personal goals as determined by the appropriate Senior Vice President.

        Each participant's manager will determine whether the participant will have one set of personal objectives for FY2002 or two sets of objectives, one for the first half of FY2002 and a separate set for the second half.

V.      ALLOCATION OF INCENTIVE BONUS

        A.     DEFINITIONS:

        1. CAF = Corporate Achievement Factor defined as the average of the percentage achievement of the three corporate objectives (with a minimum of 80% and a maximum of 200% for each objective achieved; if the percentage achievement is less than 80% for a corporate objective, it counts as zero in computing the CAF):

               Percentage of Bookings Target achieved               =        %
               Percentage of Net Sales Target achieved              =        %
               Percentage of Operating Margin Target achieved       = ______ %

                                                            Total   =        %
                                             Total
                                       CAF = -----
                                               3

        2.  PPS = Participant's Proportional Share (%) defined as:
                  -             -            -

       Participant's                                    Participant's
       Bonus %            x  (CAF  x # * * * %    +        Personal        x    # * * * %)
                                                          Objectives
                                                         Achievement

        # percentage see Attachment A

        3.  PIB = Participant's Incentive Bonus defined as: (example)
                  -             -         -

       Participant's
       Individual         x    PPS      =     PERSONAL INCENTIVE BONUS
       Base Salary                            (subject to Override calculation)

        B.     EXAMPLE ONLY:


----------
* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Director-BU at $ * * * base with * * * % bonus % and personal objectives achievement of 89%. HYPOTHETICAL

                               AOP          RESULT        ACHIEVEMENT %         CAF
                               ---          ------        -------------         ---
       Bookings                $ * * *      $ 69.3M             * * * %
       Net Sales               $ * * *      $ 75.0M             * * * %         * * * %
       Operating Margin        $ * * *      $  1.1M             * * * %


        PPS =  (* * * %) X (* * *  % x * * * %     +          89% X * * * %)
               (* * * %) X (* * * % + * * * %)  =  * * * %

        PIB = $* * *   X  * * * %  =  $* * * .-  = PERSONAL INCENTIVE BONUS

VI.     DEFINITION OF BASE PAY

        An individual's eligible gross earnings for the Plan Year (exclusive of overtime, shift premiums, car allowance, bonuses, etc.) will be used in calculating the bonus payment.

        For the 2001 Plan Year the 10% reduction in salary for the third and fourth quarters will not be factored into the base pay.

VII.    PLAN YEAR

        The Plan Year nets from December 30, 2001- December 28, 2002.

VIII.   MISCELLANEOUS PROVISIONS

        A.     ADMINISTRATION

        The Chairman of the Board of Directors and the Board Compensation Committee shall have full power and authority to administer and interpret the plan and to adopt such rules and regulations consistent with the terms of the Plan as they deem necessary or advisable to carry out the provisions of the Plan. The CEO/President may appoint an Administrator of the Plan and delegate to such Administrator power to administer and interpret the Plan as to such matters as the CEO/President may deem necessary.

        B.     TERMINATION OF EMPLOYMENT

        In order to be eligible for the bonus, an employee must be employed with FormFactor on the date payouts for the designated plan year occur. If prior to the end of the award period a participant's employment terminates by way of retirement, normal retirement date, death, or total and permanent disability (as determined under the


----------
* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

        Company's Long-Term Disability Plan), and the participant would have been entitled to the payment of the award if his/her employment had not so terminated, payment of the award shall be pro-rated based on the number of months of the award period during which the participant was an employee. If a participant's employment terminates by reason of death, payment of the award shall be made to the person(s) designated as the participant's beneficiary under the FormFactor incorporated Retirement Plan, and if there is none, to the participant's estate.

        C.     SALE OF COMPANY

        If the Company is sold, or if the Company is a party to a merger or consolidation in which it is not the surviving company, all awards will be deemed to have been earned at 100% of the target value for the current year and will be paid to the applicable participant at that point.

        D.     TRANSFER OF RIGHTS

        The rights and interests of a participant under the Plan may not be assigned or transferred except by will and the laws of descent or distribution.

        E.     RIGHT TO EMPLOYMENT

        Participation in the Plan shall not confer on any employee the right to continued employment in the same or any other capacity.

        F.     RIGHTS TO PLAN

        No employee or other person shall have any claim or right to be granted an award under the Plan, nor shall participation in the Plan in one year grant any right to participate in the Plan in any subsequent year.

        G.     WITHHOLDING

        The Company shall have the right to deduct from all awards paid under the Plan any federal, state, local, or foreign taxes required by law to be withheld with respect to such awards.

        H.     UNALLOCATED FUNDS

        Monies that are unallocated due to the personal objectives not being satisfactorily accomplished, as determined by the President, will remain part of the Company's operating funds.

        I.     AMENDMENT AND TERMINATION

        The Board of Directors may amend or suspend the Plan, in whole or in part, at any time with respect to the current or any subsequent Plan year.

                                  ATTACHMENT A

                       FY2002 MANAGEMENT BONUS PLAN MATRIX

-------------------------------------------------------------------------------
Title/Responsibility            Target % Corporate     Target % Personal
-------------------------------------------------------------------------------
CEO                              100                      0
-------------------------------------------------------------------------------
Senior Vice-President             80                     20
-------------------------------------------------------------------------------
Vice-President-Corp.            * * *                  * * *
-------------------------------------------------------------------------------
Vice-President-B.U.             * * *                  * * *
-------------------------------------------------------------------------------
Vice-President-Tech. L.C.       * * *                  * * *
-------------------------------------------------------------------------------
Director - BU                   * * *                  * * *
-------------------------------------------------------------------------------
Director - Tech. I.C.           * * *                  * * *
-------------------------------------------------------------------------------


                       FY2002 CORPORATE BONUS PLAN TARGETS

                          BOOKINGS:                $ * * *


                          NET SALES:               $ * * *


                          OPERATING MARGIN:        $ * * *



----------
* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

FORMFACTOR
BONUS PLAN CALCULATIONS
2001

                                                  PAYOUT
DEPARTMENT  PARTICIPANT        ANNUAL      BONUS   FOR     TARGET      TARGET %        ACHIEVEMENT %   BONUS PAYMENT
                               SALARY        %    MONTHS    BONUS   CORP.   PERSONAL  CORP.  PERSONAL  CORP. PERSONAL  TOTAL
R&D
                                                            -----                                                      -----
    1000   Ben Eldridge         200,000      40     12      80,000   80%       20%     96.5%   100%    61,760  16,000  77,760

    1005   Carl Reynolds          * * *    * * *   * * *    * * *   * * *     * * *   * * *   * * *    * * *   * * *    * * *

    1005   Gaetan Mathieu         * * *    * * *   * * *    * * *   * * *     * * *   * * *   * * *    * * *   * * *    * * *

    1005   Ravindra Shenoy        * * *    * * *   * * *    * * *   * * *     * * *   * * *   * * *    * * *   * * *    * * *

    1005   Treliant Fang          * * *    * * *   * * *    * * *   * * *     * * *   * * *   * * *    * * *   * * *    * * *

    1020   Chuck Miller           * * *    * * *   * * *    * * *   * * *     * * *   * * *   * * *    * * *   * * *    * * *

    1040   Thomas Watson          * * *    * * *   * * *    * * *   * * *     * * *   * * *   * * *    * * *   * * *    * * *

    1040   Alec Madsen            * * *    * * *   * * *    * * *   * * *     * * *   * * *   * * *    * * *   * * *    * * *

    1120   Nick Sporck            * * *    * * *   * * *    * * *   * * *     * * *   * * *   * * *    * * *   * * *    * * *

    1120   Roy Henson             * * *    * * *   * * *    * * *   * * *     * * *   * * *   * * *    * * *   * * *    * * *

    1085   Stuart Merkadeau       * * *    * * *   * * *    * * *   * * *     * * *   * * *   * * *    * * *   * * *    * * *


    1085   Kenneth Burraston      * * *    * * *   * * *    * * *   * * *     * * *   * * *   * * *    * * *   * * *    * * *

S&M

    3010  Mark Brandemuehl        * * *    * * *   * * *    * * *   * * *     * * *   * * *   * * *    * * *   * * *    * * *

    3010  Kevin Crowley           * * *    * * *   * * *    * * *   * * *     * * *   * * *   * * *    * * *   * * *    * * *

    2025  Stefan Zschiegner       * * *    * * *   * * *    * * *   * * *     * * *   * * *   * * *    * * *   * * *    * * *

G&A

    4055   Igor Khandros        240,000      50      12    120,000   100%      0%    96.5%   100%    115,800    0     115,800

    4060   Jens Meyerhoff       200,000      40      12     80,000    80%     20%    96.5%   100%     61,760  16,000   77,500

    4060   Mike Ludwig            * * *    * * *   * * *    * * *   * * *     * * *   * * *   * * *    * * *   * * *    * * *

    4060   Mark Brown             * * *    * * *   * * *    * * *   * * *     * * *   * * *   * * *    * * *   * * *    * * *

    4080   Norm  Donovan          * * *    * * *   * * *    * * *   * * *     * * *   * * *   * * *    * * *   * * *    * * *


    5075   Mark Zeni              * * *    * * *   * * *    * * *   * * *     * * *   * * *   * * *    * * *   * * *    * * *

    4065   Elizabeth Lamb         * * *    * * *   * * *    * * *   * * *     * * *   * * *   * * *    * * *   * * *    * * *


OPERATIONS

    5095   Harrold Rust           * * *    * * *   * * *    * * *   * * *     * * *   * * *   * * *    * * *   * * *    * * *

    5085   Tom Dozier             * * *    * * *   * * *    * * *   * * *     * * *   * * *   * * *    * * *   * * *    * * *

    9100   Yvonne Hobbs           * * *    * * *   * * *    * * *   * * *     * * *   * * *   * * *    * * *   * * *    * * *


    5115   Larry Levi             * * *    * * *   * * *    * * *   * * *     * * *   * * *   * * *    * * *   * * *    * * *

           NORTH AMERICAN TOTAL                             * * *                                      * * *   * * *    * * *
           AVG.                                    * * *    * * *                                                       * * *

           NON-US EMPLOYEES

           Hatsukano san        243,750      40       12   97,500     80%      20%     96.5%  71%     75,270  13,845   89,115

           Imai Nobuo             * * *    * * *   * * *    * * *   * * *     * * *   * * *   * * *    * * *   * * *    * * *

           Kawashimo              * * *    * * *   * * *    * * *   * * *     * * *   * * *   * * *    * * *   * * *    * * *

           INTERNATIONAL TOTAL                              * * *                                      * * *   * * *    * * *
           AVG.                                             * * *                                                       * * *

           TOTAL COMPANY                                    * * *                                      * * *   * * *    * * *
           AVG.                                             * * *                                                       * * *
                                                           -------                                                      -----



--------
* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.